UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

GLOBAL BRASS AND COPPER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL		60173
(Address of principal executive offices)		(Zip Code)

(847) 240-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2013, John J. Wasz was elected by the board of directors of Global Brass and Copper Holdings, Inc. (the “Company”) to the position of President. In connection with this promotion, Mr. Wasz’s base salary increased to $600,000 and his target incentive opportunity for his annual cash bonus was increased to 85% of his base salary. In addition to serving the Company as President, Mr. Wasz, age 53, will continue to serve the Company in his role as the Chief Operating Officer. Mr. Wasz has served as the Chief Operating Officer of the Company since January 2012, as the President and Chief Operating Officer of Global Brass and Copper, Inc. since September 6, 2013, and as the President of GBC Metals, LLC (d/b/a Olin Brass) since 2010. From 2008 to 2009, he was the special advisor to the chief executive officer of Aleris International, Inc. From 2004 to 2008, Mr. Wasz served as executive vice president and president of Aleris Rolled Products North America, an aluminum manufacturer. Prior to that time, from 1999 to 2001, he served as executive vice president and president of Aflex, a manufacturer of industrial flexible hose, and prior to that Mr. Wasz held the position of vice president of operations of Aflex. Additionally, Mr. Wasz has served in several other management capacities at other companies.

On September 9, 2013, the Company issued a press release announcing Mr. Wasz’s election to become the President of the Company. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On September 9, 2013, Daniel B. Becker, President – A.J. Oster, notified the Company that he intends to retire from such position, effective October 1, 2013. Mr. Becker will continue to serve in an advisory role to the Chief Operating Officer of the Company, including assisting with the transition of the management of the A.J. Oster business to his successor, through December 31, 2013. Kevin Bense, age 46, will replace Mr. Becker as President – A.J. Oster, effective October 1, 2013.

On September 9, 2013, the Company issued a press release announcing Mr. Becker’s retirement and Mr. Bense’s appointment as President – A. J. Oster. The press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	John J. Wasz press release issued September 9, 2013

99.2	Daniel B. Becker press release issued September 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

Date: September 10, 2013	By:	/s/ Robert T. Micchelli
Name: Robert T. Micchelli
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	John J. Wasz press release issued September 9, 2013

99.2	Daniel B. Becker press release issued September 9, 2013

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